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                                                                   EXHIBIT 10.11

                                 FIFTH AMENDMENT
                                       TO
                   EIGHTH AMENDED AND RESTATED LOAN AGREEMENT



         THIS FIFTH AMENDMENT TO EIGHTH AMENDED AND RESTATED LOAN AGREEMENT (the "Amendment") made and entered into as of the 26th day of November, 2003, by and between DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 (f/k/a Direct Financial Services, Inc.) ("Borrower"), DIRECT GENERAL CORPORATION, a Tennessee corporation (formerly known as Direct Corporation) ("DGC"), DIRECT GENERAL INSURANCE AGENCY, INC., a Tennessee corporation, DIRECT GENERAL INSURANCE AGENCY, INC., an Arkansas corporation, DIRECT GENERAL INSURANCE AGENCY, INC., a Mississippi corporation, DIRECT GENERAL INSURANCE AGENCY OF LOUISIANA, INC., a Louisiana corporation, DIRECT GENERAL AGENCY OF KENTUCKY, INC., a Kentucky corporation, DIRECT ADJUSTING COMPANY, INC., a Tennessee corporation, DIRECT ADMINISTRATION, INC., a Tennessee corporation, DIRECT GENERAL INSURANCE AGENCY, INC., a Texas corporation, DIRECT GENERAL CONSUMER PRODUCTS, INC., a Tennessee corporation, FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the statutes of the United States of America, with offices at 165 Madison Avenue, Memphis, Tennessee 38103 (in its agency capacity being herein referred to as "Agent," and in its individual capacity as "FTBNA"), for itself and as agent for the other Banks hereinafter named, HIBERNIA NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, with offices at 440 Third Street, Baton Rouge, Louisiana 70801 ("Hibernia"), U.S. BANK NATIONAL ASSOCIATION, a national banking association (f/k/a U.S. Bank, N. A., which was f/k/a Mercantile Bank National Association) with offices located at 150 4th Avenue N., Nashville, Tennessee 37219 ("U.S. Bank"), CAROLINA FIRST BANK, a state bank formed under the laws of the State of South Carolina with offices located at 104 S. Main, Greenville, South Carolina 29601 ("Carolina First"), BANK ONE, NA (MAIN OFFICE - CHICAGO, ILLINOIS) a national banking association with offices located at 451 Florida Street, Mail Code LA2-2714, Baton Rouge, Louisiana 70801 ("Bank One"), REGIONS BANK, an Alabama state banking association with offices located at 417 N. 20th Street, Birmingham, Alabama 35203 ("Regions"), NATIONAL CITY BANK OF KENTUCKY, a national banking association with offices located at 101 S. Fifth Street, 37th Floor, Louisville, Kentucky 40202 ("National City Bank"), and FIFTH THIRD BANK, a state bank formed under the laws of the State of Ohio with offices located at 810 Crescent Centre Drive, Suite 160, Franklin, Tennessee 37067 ("Fifth Third") (FTBNA, Hibernia, U.S. Bank, Carolina First, Bank One, and Regions collectively, the "Original Banks") (the Original Banks, National City Bank, and Fifth Third collectively the "Banks," and each individually, a "Bank");

                                Recitals of Fact

         Pursuant to that certain Eighth Amended and Restated Loan Agreement dated as of October 31, 2002 (the "Original Loan Agreement") among the Original Banks, the Borrower and the other parties named therein, the Original Banks agreed to make loans and advances to Borrower on a revolving credit basis in an aggregate amount not to exceed One Hundred Fifteen Million Dollars ($115,000,000.00), evidenced by individual revolving credit notes to each Bank for the respective Facility Commitments set out in the Original Loan Agreement, each with a termination date of June 30, 2004 (collectively, the "October 2002 Notes").

         Pursuant to that certain First Amendment to Eighth Amended and Restated Loan Agreement dated as of March 31, 2003 (the "First Amendment") among the Original Banks, the Borrower and the other parties named therein, the Facility Commitment for Regions was increased to a maximum principal amount of Twenty-Five Million Dollars ($25,000,000.00), and the total Commitment of the Original Banks was increased to a maximum aggregate principal amount of One Hundred Twenty-Five Million Dollars ($125,000,000.00).

         Pursuant to that certain Second Amendment to Eighth Amended and Restated Loan Agreement dated as of May 28, 2003 (the "Second Amendment") among the Original Banks, National City Bank, the Borrower and the other parties named therein, the Facility Commitment for Carolina First was increased to a maximum principal amount of Fifteen Million Dollars ($15,000,000.00); the Facility Commitment for Bank One was increased to a


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maximum principal amount of Thirty-Five Million Dollars ($35,000,000.00);
National City Bank was added as a Bank with a Facility Commitment of a maximum principal amount of Fifteen Million Dollars ($15,000,000.00); and the total Commitment of the Banks was increased to a maximum aggregate principal amount of One Hundred Sixty Million Dollars ($160,000,000.00).

         Pursuant to that certain Third Amendment to Eighth Amended and Restated Loan Agreement dated as of June 30, 2003 (the "Third Amendment"") among the Banks, the Borrower and the other parties named therein, the Facility Commitment for Hibernia was increased to a maximum principal amount of Twenty Million Dollars ($20,000,000.00); the Facility Commitment for U.S. Bank was increased to a maximum principal amount of Thirty Million Dollars ($30,000,000.00); Fifth Third was added as a Bank with a Facility Commitment of a maximum principal amount of Ten Million Dollars ($10,000,000.00); and the total Commitment of the Banks was increased to a maximum aggregate principal amount of One Hundred Eighty Million Dollars ($180,000,000.00).

         Pursuant to that certain Fourth Amendment to Eighth Amended and Restated Loan Agreement, dated on or about July 17, 2003 (the "Fourth Amendment"; and the Original Loan Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment are hereby collectively referred to as the "Loan Agreement") among the Banks, the Borrower and the other parties named therein, the Loan Agreement was modified to allow DGC to pay dividends after the closing of its initial public offering of stock.

         The Borrower has now requested that FTBNA increase its Facility Commitment from a maximum principal amount of Thirty Million Dollars ($30,000,000.00) to a maximum principal amount of Forty Million Dollars ($40,000,000.00) and that the total Commitment of the Banks be increased to a maximum principal aggregate amount of One Hundred Ninety Million Dollars ($190,000,000.00), and to make other modifications to the Loan Agreement, and the Banks have agreed to this request. In connection therewith, Borrower has contemporaneously herewith executed restated individual revolving credit notes to each of the Banks in the amount of current Facility Commitments (collectively, the "New Notes").

         The Borrower and the Banks now desire to modify certain terms of the Loan as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises as set forth in the Recitals of Fact, the mutual covenants and agreements hereinafter set out, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                                   Agreements

         1. All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

         2. To induce the Banks to enter into this Amendment, the Borrower does hereby absolutely and unconditionally, certify, represent and warrant to the Banks, and covenants and agrees with the Banks, that:

                  (a) All representations and warranties made by the Borrower in the Loan Agreement, as amended hereby; in the Seventh Amended and Restated Security Agreement dated as of October 31, 2002, as thereafter amended from time to time, between Borrower and Agent (the "Security Agreement"); and in all other loan documents (all of which are herein sometimes called the "Loan Documents"), are true, correct and complete in all material respects as of the date of this Amendment.

                  (b) As of the date hereof and with the execution of this Amendment, there are no existing events, circumstances or conditions which constitute, or would, with the giving of notice, lapse of time, or both, constitute Events of Default.

                  (c) There are no existing offsets, defenses or counterclaims to the obligations of the Borrower, as set forth in the New Notes, the Security Agreement, the Loan Agreement, or in any other Loan Document executed by the Borrower, in connection with the Loan.


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                  (d)      The Borrower does not have any existing claim for
         damages against the Banks arising out of or related to the Loan; and, if and to the extent (if any) that the Borrower has or may have any such existing claim (whether known or unknown), the Borrower does hereby forever release and discharge, in all respects, the Banks with respect to such claim.

                  (e) The Loan Documents, as amended by this Amendment, are valid, genuine, enforceable in accordance with their respective terms, and in full force and effect.

         3. The Facility Commitment for FTBNA is hereby increased from a maximum principal amount of Thirty Million Dollars ($30,000,000.00) to a maximum principal amount of Forty Million Dollars ($40,000,000.00), and the total Commitment of the Banks is hereby increased to a maximum principal aggregate amount of One Hundred Ninety Million Dollars ($190,000,000.00).

         4. The following definitions shall be added to Section 1.1 of the Loan Agreement and shall be inserted where appropriate in correct alphabetical order:

         "Applicable Rate" shall mean either the Adjusted LIBOR Rate or the Base Rate as elected by Borrower.

         "Adjusted LIBOR Rate" shall mean the LIBOR Rate plus (i) for so long as the Average Funded Debt to EBITDA ratio for the immediately preceding calendar quarter shall be greater than 2.0 to 1.0, two percent (2%), and (ii) for so long as the Average Funded Debt to EBITDA ratio for the immediately preceding calendar quarter is equal to or less than 2.0 to 1.0, one and one-half percent (1.5%).

         "Average Funded Debt" shall mean the weighted daily average Loan balance for the previous calendar quarter.

         "Change in Law" shall mean the adoption of any law, rule, regulation, policy, guideline or directive (whether or not having the force of law) or any change therein or in the interpretation or application thereof, in all cases by any Governmental Authority having jurisdiction over the Bank, in each case after the date hereof.

         "EBITDA" shall mean Borrower's net income plus interest plus taxes plus depreciation plus amortization calculated on a rolling four-quarter basis.

         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising regulatory functions of or pertaining to government.

         "Interest Period" means, relative to the Loan while bearing interest at the Adjusted LIBOR Rate, the period beginning on (and including) the date on which the election of Interest Period is effective and ending on (but excluding) the day which numerically corresponds to such date one (1) month, two (2) months, three (3) months or six (6) months thereafter, as elected by Borrower, [or, if such month has no numerically corresponding day, on the last Business Day (as defined in the Loan Agreement) of such month]; provided, however, that

         (a) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

         (b) no Interest Period may end later than the stated maturity date of the indebtedness evidenced by the Note.


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         "LIBOR Rate" shall be determined by the Agent and shall mean the London
         Interbank Offered Rate of Interest for an Interest Period elected by the Borrower, provided by the Bloomberg LLC Computer Service on the Business Day immediately following the date of election by Borrower; provided, however, that, if the LIBOR Rate is not reported on the Business Day immediately following the date of election by Borrower, then the LIBOR Rate for such election shall be the LIBOR Rate reported on the immediately preceding Business Day (unless failure of the LIBOR Rate to be reported is due to a disruption in the London interbank market, in which case the provisions of Section 2.2(a) hereof shall apply as to the determination of an alternative method of establishing the LIBOR Rate).

         5. The definition of "Eleventh Amended and Restated Guaranty Agreement," in Section 1.1 of the Loan Agreement, as set forth in the Third Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "Twelfth Amended and Restated Guaranty Agreement" shall mean the guaranty agreement executed by each of the Guarantors, dated as of November 26, 2003, guaranteeing the payment of indebtednesses of Borrower to the Banks not to exceed One Hundred Ninety Million Dollars ($190,000,000.00), plus interest and costs of collection.

All references in the Loan Agreement to any prior Amended and Restated Guaranty Agreement shall, except as the context may otherwise require, be deemed to constitute references to the Twelfth Amended and Restated Guaranty Agreement

         6. The definition of "Seventh Amended and Restated Pledge and Security Agreement," in Section 1.1 of the Loan Agreement, as set forth in the Third Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "Seventh Amended and Restated Pledge and Security Agreement" means the Seventh Amended and Restated Pledge and Security Agreement dated October 31, 2002, as amended by that First Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of March 31, 2003, as amended by that Second Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of May 28, 2003, as amended by that Third Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of June 30, 2003, as amended by that Fourth Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of November 26, 2003, and as the same may be further modified or amended, pursuant to which DGC has granted to Agent for the benefit of the Banks a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers, as security for its obligations under the Twelfth Amended and Restated Guaranty Agreement.

         7. The definition of "Seventh Amended and Restated Security Agreement," in Section 1.1 of the Loan Agreement, as set forth in the Third Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "Seventh Amended and Restated Security Agreement" means the Seventh Amended and Restated Security Agreement dated October 31, 2002, as amended by that First Amendment to Seventh Amended and Restated Security Agreement dated as of March 31, 2003, as amended by that Second Amendment to Seventh Amended and Restated Security Agreement dated as of May 28, 2003, as amended by that Third Amendment to Seventh Amended and Restated Security Agreement dated as of June 30, 2003, as amended by that Fourth Amendment to Seventh Amended and Restated Security Agreement, dated as of November 26, 2003, and as the same may be further modified or amended, pursuant to which Borrower has assigned and pledged Receivables and other contractual rights to the Agent for the benefit of the Banks.

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         8.       The definition of "Capital Adequacy Ratio," in Section 1.2 of the Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "Capital Adequacy Ratio" means the ratio of net written premiums (excluding inter-company reinsurance of the Affiliated P&C Insurers) to policyholder surplus.

         9. The first paragraph of Section 2.1 of the Loan Agreement, as set forth in the Third Amendment, is hereby deleted in its entirety and the following is inserted in lieu thereof:


         2.1 THE COMMITMENT. Subject to the terms and conditions herein set out, the Banks severally agree and commit to make loan Advances to the Borrower from time to time, from the Effective Date until the Loan Termination Date, ratably in proportion to their respective Facility Commitments and in such amount that, the aggregate principal amount of the Loan at any one time outstanding shall not exceed the lesser of (i) One Hundred Ninety Million Dollars ($190,000,000.00) or (ii) the Borrowing Base. On the Effective Date, the Banks will make adjustments among themselves so that the outstanding principal balances of the Loan indebtedness shall be held by them in proportion to their respective Facility Commitments.

         10. Section 2.2(a) of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

         (a) Each Advance hereunder shall be made upon the written request of the Borrower to the Agent by facsimile transmission or given in accordance with Section 10.2 hereof, specifying the date and amount thereof, which request must be received by Agent prior to 10:30 a.m., Central Time (standard or daylight savings, as applicable) on (i) in the case of an Advance bearing interest at the Base Rate, the day of the requested Advance, and (ii) in the case of an Advance bearing interest at the Adjusted LIBOR Rate, on the third Business Day preceding the date of requested Advance. Each request for an Advance bearing interest at the Adjusted LIBOR Rate shall also request the initial Interest Period for such Advance. It is agreed that only three
         (3) Adjusted LIBOR Rates and three (3) Interest Periods shall be permitted to be in effect at any time during the term hereof. In the event the LIBOR Rate is not reported by the Bloomberg LLC, the Banks and Borrower agree to negotiate expeditiously and in good faith in an attempt to determine an alternative method of establishing the LIBOR Rate.

         11. Section 2.3 of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

         2.3 THE NOTES AND INTEREST. (a) The Loan shall be evidenced by the Notes. The Loan shall bear interest at the rate or rates set forth hereinafter. The entire principal amount of the Loan shall be due and payable on the Loan Termination Date. The unpaid principal balances of the Loan shall bear interest from the Effective Date on disbursed and unpaid principal balances (calculated on the basis of a 360-day year for actual days elapsed) at a rate per annum which shall, from day to day, be equal to the lesser of (i) the Maximum Rate, or (ii) a rate equal to the Applicable Rate.

         (b) Said interest, computed on the unpaid principal balances from time to time outstanding, shall be payable (i) on the last day of each and every July, October, January, and April, as to any portion of the Loan to which the Base Rate applies, and (ii) on the final day of the applicable Interest Period [and, in the case of any Interest Period of over three (3) months in duration, on the date which is three (3) months after the commencement of such Interest Period], as to any portion of the Loan to which the Adjusted LIBOR Rate applies.

         (c) Borrower's election(s) shall be in writing, signed by the Borrower and delivered to the Agent as provided in Section 2.2 hereof. An election by Borrower shall be in effect until (i) if the effective Applicable Rate is the Base Rate, a change in the election of the Applicable Rate by

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         Borrower in accordance with the terms hereof or (ii) if the effective
         Applicable Rate is the Adjusted LIBOR Rate, the expiration of the Interest Period elected by Borrower. Upon the expiration of each Interest Period, the Borrower shall have the right to specify a new Interest Period for the portion of the Loan that will bear interest at the Adjusted LIBOR Rate by giving written notice of such requested Interest Period to the Agent (which shall promptly notify the Banks) no later than 10:00 a.m., Memphis time, on the third Business Day preceding the last day of such expiring Interest Period. Notwithstanding any other term or provision hereof, Borrower shall be required to elect the same Applicable Rate (i.e., same Base Rate and same Adjusted LIBOR Rate) to be applicable to all of the Notes.

         (d) If no election is made by Borrower, on or prior to 10:00 a.m., Memphis time on the third (3rd) Business Day prior to the expiration of an Interest Period, to change the Applicable Rate or to continue to have the Loan bear interest at the Adjusted LIBOR Rate for a designated Interest Period, the Applicable Rate shall be the Base Rate upon the expiration of such Interest Period. If Borrower does not elect an Applicable Rate at any time, then the Applicable Rate shall automatically be the Base Rate. When the Applicable Rate is the Base Rate, each change in the Base Rate shall be effective without notice to the undersigned on the effective date of each change in the Maximum Rate or the Base Rate, as the case may be.

         (e) If the Agent shall have determined that the Bloomberg LLC Computer Service does not continue to report the LIBOR Rate, then upon notice from the Agent to the Borrower, the obligations of the Banks to make any portion of the Loan as a loan bearing interest at the Adjusted LIBOR Rate shall forthwith be suspended unless and until an alternative method for determining the LIBOR Rate is agreed to in accordance with
         Section 2.2(a) hereof, and until such alternative method is agreed to, all amounts owing under the Notes shall accrue interest at the Base Rate.

         (f) In the event that the foregoing provisions should be construed by a court of competent jurisdiction not to constitute a valid, enforceable designation of a rate of interest or method of determining same, the Loan shall bear interest at the maximum effective variable contract rate which may be charged by the Banks under applicable law from time to time in effect.

         (g) Borrower hereby indemnifies the respective Banks and holds each Bank harmless from any loss or expense which any such Bank may sustain or incur as a consequence of any Change in Law that results in the imposition on any Bank of reserve requirements in connection with LIBOR Rate loans made by such Bank. Borrower will make any payments under this indemnity to the respective Banks, upon demand. Borrower further agrees to enter into a modification of the Loan Agreement, at the request of the Agent, to bring the Loan Agreement into compliance with any Change in Law. This paragraph shall only apply to losses or expenses incurred by any Bank in connection with LIBOR Rate loans made to Borrower after notice by such Bank to Agent and Borrower that there has been a Change in Law that will result in such losses or expenses.

         (h) If any Bank shall determine (which determination shall, upon notice thereof to the Borrower and the Agent, be conclusive and binding on the Borrower) that the introduction of or any change in, or in the interpretation of, any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Bank to continue or maintain any portion of the Loan as a loan bearing interest at the Adjusted LIBOR Rate, the obligation of such Bank to continue or maintain the indebtedness evidenced by such Bank's Note on such basis shall, upon such determination, forthwith be suspended until such Bank shall notify the Borrower that the circumstances causing such suspension no longer exist, and the entire indebtedness evidenced by such Bank's Note shall automatically bear interest at the Base Rate at the end of the then current Interest Period or sooner, if required by such law or assertion.


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         12.      Section 2.5 of the Loan Agreement, as set forth in the
Original Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

         2.5 PREPAYMENTS OR TERMINATION OF THE LOAN. (a) Subject to the terms and conditions hereof, the Borrower may, at its option, from time to time, borrow, repay and reborrow amounts under the Loan; provided, however, that as a condition of making such prepayment while the amount being prepaid is bearing interest at an Adjusted LIBOR Rate, Borrower shall pay any prepayment premium owed pursuant to the provisions of subsection (c) below. By notice to the Agent in writing, Borrower shall be entitled to terminate the Banks' commitment to make further advances on the Loan; and provided that the Loan and all interest thereon (and any other indebtedness which may then be outstanding and which is secured by the collateral which secures the Loan) shall have been paid in full, Agent shall thereupon at Borrower's request release its security interest under the Sixth Amended and Restated Security Agreement and the Sixth Amended and Restated Pledge and Security Agreement (though not under any other security agreement or instrument held by the Agent to secure any other loan indebtedness).

         (b) With respect to any portion of the Loan which bears interest at the Base Rate, the Borrower may prepay said portion, in whole or in part, prior to the Loan Termination Date, without premium or penalty.

         (c) In the event of (i) the payment of any principal of any Advance bearing interest at an Adjusted LIBOR Rate (hereafter a "LIBOR Loan") other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (ii) the conversion of any LIBOR Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any LIBOR Loan on the date specified in any notice delivered pursuant hereto or (iv) the assignment of any LIBOR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower, then, in any such event, the Borrower shall compensate Bank for the loss, cost and expense attributable to such event. Such loss, cost or expense to Bank shall be deemed to include an amount determined by Bank (the "Prepayment Penalty") to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such LIBOR Loan had such event not occurred, at the Adjusted LIBOR Rate that would have been applicable to such LIBOR Loan, for the period from the date of such event to the last day of the then current Interest Period therefore (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such LIBOR Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which Bank would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the LIBOR market. For example, assume a $1,000,000 30 day LIBOR tranche priced at 2.75% is prepaid 15 days into the Interest Period. On the prepayment date, due to a decline in the LIBOR rate market, the bid rate is now 2.40%. The calculations are:

         Original interest: $1,000,000.00 x .0275 x 15/360 = $1,145.83

         Bid interest:      $1,000,000.00 x .0240 x 15/360 = $1,000.00

         Thus, Borrower's Prepayment Penalty would be $145.83. A certificate of Bank setting forth any amount or amounts that Bank is entitled to receive pursuant to this paragraph shall be delivered to the Borrower and shall be conclusive absent demonstrable error. The Borrower shall pay Bank the amount shown as due on any such certificate within 10 days after receipt thereof. Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due.

         13. Section 6.12 of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

         6.12 LOAN AMOUNT TO NET WORTH. Maintain as to DGC at all times a ratio of (i) the sum of the total disbursed and unpaid principal balances of the Loan outstanding from time to time, to (ii) Tangible Net Worth (as defined in Section 1) of less than 1.75 to 1.00.


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         14.      Section 6.13 of the Loan Agreement, as set forth in the
Original Loan Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

         6.13 MINIMUM TANGIBLE NET WORTH. Maintain at all times beginning on the Effective Date a Tangible Net Worth (as defined in Section 1) of not less than (a) as to Borrower, Six Million Five Hundred Thousand Dollars ($6,500,000.00); and (b) as to DGC, One Hundred Forty Four Million Dollars ($140,000,000.00), and provided further that, with respect to DGC only, such Tangible Net Worth calculation shall be (x) decreased by one hundred percent (100%) of the goodwill purchase price associated with DGC's contemplated purchases of Cash Register, Inc., New York Life and Health Insurance Company, and the agency assets in the state of Texas from All American General Agency, Inc. and Guaranteed Insurance Agency, Inc., and (y) commencing with the fiscal year beginning January 1, 2004, increased by twenty-five percent (25%) of all future net income after taxes, measured at the end of each fiscal quarter.

         15. Section 6.18 of the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted in its entirety.

         16. There shall be added a new Section 8.4 to the Loan Agreement, as follows:

         8.4 CAPITAL ADEQUACY RATIO. If the Capital Adequacy Ratio of the Affiliated Insurers shall at any time hereafter, commencing December 31, 2003, be greater than or equal to 4.00 to 1.00.

         17. There shall be added a new Section 8.6 to the Loan Agreement, as follows:

         18.      8.6      MINIMUM CAPITAL SURPLUS OF AFFILIATED INSURERS. If
the Affiliated Insurers shall, at any time, have a minimum capital surplus (including surplus notes) of less than One Hundred Million Dollars ($100,000,000.00) on a combined GAAP basis.

         19. Exhibit "B" to the Loan Agreement, as set forth in the Third Amendment, is hereby deleted in its entirety and the schedule attached hereto marked REVISED EXHIBIT "B" shall be inserted in lieu thereof.

         20. Exhibit "C" to the Loan Agreement, as set forth in the Original Loan Agreement, is hereby deleted in its entirety, and the schedule attached hereto marked REVISED EXHIBIT "C" shall be inserted in lieu thereof.

         21. Exhibit "E" to the Loan Agreement, as set forth in the Third Amendment, is hereby deleted in its entirety and the schedule attached hereto marked REVISED EXHIBIT "E" shall be inserted in lieu thereof.

         22. Exhibit "H" to the Loan Agreement, as set forth in the Original Loan Amendment, is hereby deleted in its entirety and the schedule attached hereto marked REVISED EXHIBIT "H" shall be inserted in lieu thereof.

         23. All terms and provisions of the Loan Agreement, as heretofore amended, which are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, the Loan Agreement is hereby ratified, approved and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

         24. All references in all Loan Documents (including, but not limited to, the New Notes, the Security Agreement, and the Loan Agreement) to the "Loan Agreement" shall, except as the context may otherwise require, be deemed to constitute references to the Loan Agreement as amended hereby. All references in the Loan Documents (including, but not limited to, the Security Agreement and the Loan Agreement) to the "Notes" shall, except as the context may otherwise require, be deemed to constitute references to the New Notes of even date herewith.

                        [SEPARATE SIGNATURE PAGES FOLLOW]

                                 SIGNATURE PAGE
                                       TO
          FIFTH AMENDMENT TO EIGHTH AMENDED AND RESTATED LOAN AGREEMENT

--------------------------------------------------------------------------------


         IN WITNESS WHEREOF, the Borrower, the Guarantors, the Banks and the Agent have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

                                 BORROWER:

                                 DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation

                                 By:  /s/ Brian G. Moore
                                    -----------------------------------------
                                 Title:  President
                                       --------------------------------------



                                 GUARANTORS:

                                 DIRECT GENERAL CORPORATION,
                                 a Tennessee corporation

                                 By:  /s/ Barry D. Elkins
                                    -----------------------------------------
                                 Title:  VP & CFO
                                       --------------------------------------

                                 DIRECT GENERAL INSURANCE AGENCY, INC.,
                                 a Tennessee corporation

                                 By:  /s/ Barry D. Elkins
                                    -----------------------------------------
                                 Title:  VP & CFO
                                       --------------------------------------

                                 DIRECT GENERAL INSURANCE AGENCY, INC.,
                                 an Arkansas corporation

                                 By:  /s/ Barry D. Elkins
                                    -----------------------------------------
                                 Title:  VP & CFO
                                       --------------------------------------

                                 DIRECT GENERAL INSURANCE AGENCY, INC.,
                                 a Mississippi corporation

                                 By:  /s/ Barry D. Elkins
                                    -----------------------------------------
                                 Title:  VP & CFO
                                       --------------------------------------

                           [SIGNATURE PAGE CONTINUED]

                                 DIRECT GENERAL INSURANCE AGENCY OF
                                 LOUISIANA, INC., a Louisiana corporation

                                 By:  /s/ Barry D. Elkins
                                    -----------------------------------------
                                 Title:  VP & CFO
                                       --------------------------------------

                                 DIRECT GENERAL AGENCY OF KENTUCKY, INC., a Kentucky corporation

                                 By:  /s/ Barry D. Elkins
                                    -----------------------------------------
                                 Title:  VP & CFO
                                       --------------------------------------

                                 DIRECT ADJUSTING COMPANY, INC.,
                                 a Tennessee corporation

                                 By:  /s/ J. Todd Hagely
                                    -----------------------------------------
                                 Title:  Treasurer
                                       --------------------------------------

                                 DIRECT ADMINISTRATION, INC.,
                                 a Tennessee corporation

                                 By:  /s/ J. Todd Hagely
                                    -----------------------------------------
                                 Title:  Treasurer
                                       --------------------------------------

                                 DIRECT GENERAL INSURANCE AGENCY, INC.,
                                 a Texas corporation

                                 By:  /s/ Barry D. Elkins
                                    -----------------------------------------
                                 Title:  VP & CFO
                                       --------------------------------------

                                 DIRECT GENERAL CONSUMER PRODUCTS, INC.,
                                 a Tennessee corporation

                                 By:  /s/ J. Todd Hagely
                                    -----------------------------------------
                                 Title:  Treasurer
                                       --------------------------------------






                                  [SIGNATURE PAGE CONTINUED]

                                 BANKS:

                                 FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                 By:  /s/ Sam Jenkins
                                    -----------------------------------------
                                 Title:  SVP
                                       --------------------------------------

                                 HIBERNIA NATIONAL BANK

                                 By:  /s/ Janet Olson Rack
                                    -----------------------------------------
                                 Title:  Senior Vice President
                                       --------------------------------------

                                 U.S. BANK NATIONAL ASSOCIATION

                                 By:  /s/ Russell S. Rogers
                                    -----------------------------------------
                                 Title:  Vice President
                                       --------------------------------------

                                 CAROLINA FIRST BANK

                                 By:  /s/ Charles Chamberlin
                                    -----------------------------------------
                                 Title:  Executive Vice President
                                       --------------------------------------

                                 BANK ONE, NA
                                 (MAIN OFFICE - CHICAGO, ILLINOIS)

                                 By:  /s/ Robert D. Bond
                                    -----------------------------------------
                                 Title:  First Vice President
                                       --------------------------------------

                                 REGIONS BANK

                                 By:  /s/ Sam Prudhomme
                                    -----------------------------------------
                                 Title:  Assistant Vice President
                                       --------------------------------------

                                 NATIONAL CITY BANK OF KENTUCKY

                                 By:  /s/ Kevin C. Anderson
                                    -----------------------------------------
                                 Title:  SVP
                                       --------------------------------------

                                 FIFTH THIRD BANK

                                 By:  /s/ David Hicks
                                    -----------------------------------------
                                 Title:  VP
                                       --------------------------------------



                                  [SIGNATURE PAGE CONTINUED]

                                 AGENT:

                                 FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                 By:  /s/ Sam Jenkins
                                    -----------------------------------------
                                 Title:  SVP
                                       --------------------------------------